Ameristock Mutual Funds
                       1301 East Ninth Street- Suite 1005
                               Cleveland, OH 44114
                  (800) 394-5064      http://www.ameristock.com

--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                December 31, 2000

                             Philosophy, 2 New Funds

The total return for the Ameristock Mutual Fund was 20.4% for the year 2000. (Annualized total return for 1 year was 20.4%%, 3 years was 17.5%, 5 years was 21.6% and since inception was 23.0%). Ameristock out-performed the S&P500 by 29.5%, which was down -9.1% itself this year. The reason we lagged the general market in 1999 was because of our underweighing of technology when that group was in favor. Our overweighing in financial service companies in 2000 combined with a bear market in technology stocks was the reason for our good return this year.

Philosophy

The investment style and philosophy of the Ameristock Mutual Fund is to buy and hold a well diversified group of very large U.S. companies with a bias toward value. That's it, nothing complicated or fancy. Just plain old boring buy and hold blue chip stocks. We are very consistent in this investment style and philosophy, which means sometimes when gold or real estate or technology has a good year- we will lag. Conversely, in years like 2000 when technology goes down- we will outperform. We will not change our investment style and philosophy.

The reason I am stating this point is that in 1999 when we under-performed the S&P500, over 35% of the assets in Ameristock were redeemed. This year, when we out-performed the major indexes we doubled our assets. Since Ameristock's investment style and philosophy has not changed, the only reason I can think of for the large fluctuations in our assets is that people chase the latest fund because of good recent performance. While there are many ways to make and lose money in the market, the surest way to lose is by investing in something just because it has had good recent performance. This is called momentum investing and it is the one thing academia and Wall Street research agrees on. Momentum investing does not work.

An investment in any stock fund should be held at least 3 years, so (for our new investors) unless you are prepared to keep this Fund until 2004 and you like our investment style and philosophy, please redeem your shares today. Or, feel free to invest in our...


2 New Funds

Introducing the Ameristock Large Company Growth Fund and the Ameristock Focused Value Fund. The Large Company Growth Fund will have the same investment style and philosophy as the Ameristock Mutual Fund but will overweigh those companies with high growth potential instead of value. Andy Ngim, who helps me manage this Fund, and Robert Nguyen, who I worked with at Bank of America and recently was with Charles Schwab, will be the co-portfolio managers of this fund. This fund is meant for the average investor who is willing to accept some additional risk in the hope of additional returns.

The Focused Value Fund will own only a few stocks and will concentrate its investments on those companies that appear to be very undervalued. That means the small capitalization area and the automobile supply and retail sectors for now. I, along with Howard Mah will be the co-portfolio managers. This fund is meant for the long run investor who is comfortable with choppy but hopefully above average returns.

If you would like more information about the two new funds, please call Andy Ngim at (510) 523-6818 to obtain a prospectus. Please read it carefully before you invest.

In Summary

         When you call the (800) 394-5064 phone number, a machine giving you four choices will greet you:

                  #1 Ameristock's Daily Net Asset Value.  (A recording).
                  #2 To request Prospectuses and Applications ONLY.
                      (An answering service).
                  #3 If you have a question about your account, want to
                      establish automatic investing, or want to redeem shares. (Our transfer agent, Mutual Shareholder Services).
                  #4 If you have a question about the Fund or have any problems.
                      (The investment management company).

We have recently updated our web site to include information about the 2 new funds. In addition, we publish our holdings on the web site quarterly if you ever want to see the portfolio in-between reports like this.

Ameristock Mutual Fund, Inc. is a no-load, value based, domestic, equity-income fund that invests in large capitalization companies. Thank you for investing in the Ameristock Mutual Fund and please tell your friends about us.




Nicholas D. Gerber  (January 16, 2001)

(graph)


Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.



--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
                         Period Ended December 31, 2000
                              1 Year            5 Years          Since Inception
                              ------            -------          ---------------
Ameristock Mutual Fund         20.4%             21.6%                23.0%
--------------------------------------------------------------------------------
S&P500 Index                   -9.1%             19.0%                18.5%
--------------------------------------------------------------------------------

                                         Ameristock Mutual Fund
                                         Schedule of Investments
                                           December 31, 2000
                                                                                      Market
Industry                 Company                          Symbol     Shares           Value
-----------------------------------------------------------------------------------------------
Automotive      6.30%    Ford Motor Co.                     F        243,242        $5,700,984
                         General Motors Corp.               GM        98,220        $5,003,081
                         Visteon*                           VC         8,983        $  103,304

Banking        12.87%    Bank of America                    BAC       44,177        $2,026,620
                         CitiGroup                          C         57,816        $2,952,229
                         First Union                        FTU      115,000        $3,198,437
                         PNC Financial Services             PNC       87,700        $6,407,581
                         Washington Mutual Inc.             WM       141,000        $7,481,812

Capital Goods   4.77%    Boeing Co.                         BA        48,860        $3,224,760
                         Caterpillar                        CAT       91,900        $4,348,018
                         General Electric                   GE        12,300        $  589,631

Chemicals &     6.82%    Dow Chemical                       DOW      150,280        $5,504,005
Fertilizer               Du Pont de Nemours & Co.           DD       128,100        $6,188,831

Consumer       13.08%    Albertsons                         ABS      229,000        $6,068,500
Staples                  Coca- Cola Co.                     KO         8,380        $  510,656
                         McDonalds Corp.                    MCD      173,600        $5,902,400
                         Pepsico                            PEP       36,960        $1,831,830
                         Proctor & Gamble Co.               PG        24,600        $1,929,562
                         Sara Lee Corp.                     SLE      251,800        $6,184,837

Diversified     1.30%    Minnesota Mining & Mfg.            MMM       18,560        $2,236,480

Electronics    10.78%    Agilent*                           A         12,529        $  685,962
                         Dell Computer*                     DELL     345,000        $6,015,937
                         Hewlett Packard Co.                HWP        5,400        $  170,437
                         Intel Corp.                        INTC     177,360        $5,365,140
                         International Business Machines    IBM       73,600        $6,256,000

Entertainment   0.12%    Disney Co. (Walt)                  DIS        7,070        $  204,588

Financial-      3.95%    Fannie Mae                         FNM       67,170        $5,826,997
Other                    Merrill Lynch                      MER       14,000        $  954,625

Healthcare      5.73%    Abbott Labs                        ABT       53,560        $2,594,312
(Products)               American Home Products             AHP       30,000        $1,906,500
                         Bristol Myers Squibb               BMY       27,440        $2,028,845
                         Johnson & Johnson                  JNJ        6,340        $  666,096
                         Merck & Co.                        MRK       20,940        $1,960,507
                         Pfizer Inc.                        PFE       14,680        $  675,280

Insurance       4.96%    Allstate Corp.                     ALL      150,000        $6,534,375
                         American International Group       AIG       19,953        $1,966,642

Oil & Gas       3.23%    BPAmoco (ADR's)                    BPA       67,408        $3,227,158
                         Chevron                            CHV       13,500        $1,139,906
                         ExxonMobil                         XOM        7,600        $  660,711
                         Texaco                             TX         8,200        $  509,425

Retailing       4.05%    Home Depot Inc.                    HD        11,595        $  529,746
                         Sears Roebuck & Co.                S        169,000        $5,872,750
                         Wal-Mart Stores                    WMT       10,300        $  547,187

Software        1.25%    Microsoft Corp.*                   MSFT      49,280        $2,143,680

Tele-           6.92%    AT& T Corp.                        T         65,975        $1,142,192
communications           Bellsouth Corp.                    BLS       47,900        $1,960,906
                         SBC Commuications                  SBC       56,143        $2,680,828
                         Verizon                            VZ       121,209        $6,075,601
                                                                                    ----------
 Total Common
     Stocks:   86.13%    (Cost $135,560,810)                                      $147,695,891
                                                                                  ------------
 Total
 Investments                                                                      $147,695,891

 Other Assets                                                                     $ 23,782,166
 Less
 Liabilities

 Net Assets:     100%    Equivalent to $40.22 per share on
                         4,263,472 Shares of Capital Stock
                         Outstanding                                              $171,478,057



* Non-Income Producing

     The accompanying notes are an integral part of the financial statements

                                 Ameristock Mutual Fund
                          Statement of Assets and Liabilities
                                   December 31, 2000
Assets:
Investment Securities at Market Value
      (Identified Cost- $135,560,810)                              $ 147,695,891
Cash                                                               $  29,476,895
Accounts Receivables
     Dividends                                                     $     144,638
     Fund Shares Sold                                              $   7,624,906
        Total Assets:                                              $ 184,942,330



Liabilities:
Accounts Payable
     Investment Securities Purchase Payable                        $  13,319,641
     Fund Shares Redeemed                                          $     144,632
        Total Liabilities:                                         $  13,464,273



Net Assets                                                         $ 171,478,057



Net Assets Consist of:
        Capital Paid In                                            $ 159,420,911
        Accumulated Undistributed Net Investment Income            $     125,859
        Accumulated Undistributed Realized Net Capital Gain        $   (203,794)
        Accumulated Unrealized Appreciation in Value of
             Investments Based on Identified Cost- Net             $  12,135,081


NET ASSETS FOR 4,263,472 SHARES OUTSTANDING                        $ 171,478,057


NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
     PRICE PER SHARE ($171,478,057/4,263,472)                      $       40.22

                         The accompanying notes are an integral
                            part of the financial statements

                               Ameristock Mutual Fund
                               Statement of Operations
                         6 Months Ending December 31, 2000
Investment Income:
             Dividends                                          $  1,157,788
             Interest                                           $    237,215
             Other                                              $      2,260
                   Total Investment Income                      $  1,397,263

Expenses:
             Management Fee                                     $    510,438
             Directors Fee                                      $        665
                   Total Expenses                               $    511,103

Net Investment Income                                           $    886,160

Realized and Unrealized Gain on Investments
             Net Realized Gain (Loss) on Investments            $  1,196,335
             Net Change in Unrealized Appreciation
                  (Depreciation) on Investments                 $ 17,544,500
             Net Realized and Unrealized Gain (Loss)
                  on Investments                                $ 18,740,835

Net Increase (Decrease) in Net Assets
     Resulting from Operations                                  $ 19,626,995


                       The accompanying notes are an integral
                          part of the financial statements

                             Ameristock Mutual Fund
                       Statement of Changes in Net Assets
                                                               July 1, 2000            July 1, 1999
                                                                   to                       to
                                                               Dec 31, 2000           June 30, 2000

From Operations:
         Net Investment Income                                 $     886,160          $    1,514,360
         Net Realized Gain (Loss)                              $   1,196,335          $    4,021,324
         Net Change in Unrealized Appreciation
               (Depreciation) on Investments                   $  17,544,500          $ (17,951,640)
                                                               $  19,626,995          $ (12,415,956)

Distributions to Shareholders:
         Ordinary Income                                       $ (1,527,654)          $  (1,171,494)
         Capital Gains                                         $ (5,528,805)          $    (947,523)
                                                               $ (7,056,459)          $  (2,119,017)

From Capital Share Transactions:
         Proceeds from 2,226,845 Shares Issued                 $  89,847,368          $   94,364,171
         Net Asset Value of 169,867 Shares Issued
              from Reinvestment of Dividends                   $   6,592,550          $    1,466,911
         Cost of 625,852 Shares Redeemed                       $(24,192,298)          $(108,781,081)
                                                               $  72,247,620          $ (12,949,999)

Net Increase/Decrease in Net Assets                            $  84,818,156          $ (27,484,972)
Net Assets at Beginning of Period                              $  86,659,901          $  114,144,873
Net Assets at End of Period (including
     Undistributed Net Investment Income of $125,859
     and $767,353 respectively)                                $ 171,478,057          $   86,659,901





                     The accompanying notes are an integral
                        part of the financial statements

                             Ameristock Mutual Fund
                              Financial Highlights



Selected Data for a Share of Common Stock         Jul 1, 00        Jul 1, 99        Jul 1, 98      Jul 1, 97      Jul 1, 96
     Outstanding Throughout the Period                to               to               to             to             to
                                                  31-Dec-00        30-Jun-00        30-Jun-99      30-Jun-98      30-Jun-97
Net Asset Value at Beginning of Period             $  34.76         $  38.89         $  31.84       $  25.06       $  19.03
Net Investment Income                              $   0.31         $   0.55         $   0.44       $   0.41       $   0.52
Net Gains (Losses) on Securities- Realized
     and Unrealized                                $   5.91         $  (3.92)        $   7.41       $   7.26       $   5.94
            Total From Investment Operations       $   6.22         $  (3.37)        $   7.85       $   7.67       $   6.46
Dividend Distribution
            Net Investment Income                  $  (0.42)        $  (0.42)        $  (0.22)      $  (0.42)      $  (0.39)
            Capital Gains                          $  (0.34)        $  (0.34)        $  (0.22)      $  (0.83)      $  (0.04)
Total Distributions                                $  (0.76)        $  (0.76)        $  (0.44)      $  (1.25)      $  (0.43)
Net Asset Value at End of Period                   $  40.22         $  34.76         $  38.89       $  31.48       $  25.06

Total Return                                          17.89%           -8.67%           24.94%         30.61%         33.95%

Ratios/ Supplemental Data
     Net Assets End of Period (millions)           $ 171.48         $  86.66         $ 114.14       $  12.75       $   6.64
     Ratio of Expenses to Average Net Assets
            Prior to Reimbursement                     0.92%            0.99%            0.96%          0.95%          1.06%
            After Reimbursement                        0.92%            0.99%            0.94%          0.90%          0.56%
     Ratio of Net Income to Average Net Assets
            Prior to Reimbursement                     1.65%            1.51%            1.20%          1.43%          1.89%
            After Reimbursement                        1.64%            1.51%            1.22%          1.48%          2.39%
     Portfolio Turnover Rate                          13.26%           31.13%            9.22%         11.85%         21.48%





* Annualized





                     The accompanying notes are an integral
                              part of the financial

                             AMERISTOCK MUTUAL FUND
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000


1.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share. Significant accounting policies of the Fund are presented below:

    SECURITY VALUATION:
Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors. Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

    INCOME TAXES:
It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.


2.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory and administration agreement with Ameristock Corporation. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's net assets for the first $100 million of net assets and .75% of net assets thereafter. The Investment Advisor pays all operating expenses of the Fund except for taxes, interest, brokerage commissions and extraordinary litigation expenses. The advisor received management fees of $510,438 during the 6 months ending December 31, 2000. During the Fund's initial year, the Advisor had paid all Fund expenses.

3.)  RELATED PARTY TRANSACTIONS
Certain owners of Ameristock Corporation are also owners and/or directors of Ameristock Mutual Fund. These individuals may receive benefits from any management fees paid to the Advisor. 24.6% of the Fund's stock is controlled by National Financial Services Corp. 26.6% of the Fund's stock is controlled by Charles Schwab & Co. All of the preceding companies are unrelated to the Fund or Ameristock Corp. The preceding companies may be deemed as controlling persons.

                             AMERISTOCK MUTUAL FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                December 31, 2000



4.)  CAPITAL STOCK AND DISTRIBUTION
     At June 30, 2000, 100 million shares of capital stock ($.005 par value) were authorized, and paid-in capital amounted to $159,420,911. Transactions in common stock were as follows:


       Shares sold..............             2,226,845
       Shares issued to shareholders in
         reinvestment of dividends             169,867
                                             2,396,712
       Shares redeemed..........             (625,852)
       Net increase.............             1,770,860
       Shares Outstanding:
         Beginning of period....             2,492,612
         End of period..........             4,263,472




5.)  PURCHASES AND SALES OF SECURITIES
During the six months ended December 31, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $59,757,025 and $13,332,204 respectively.

6.)  FINANCIAL INSTRUMENTS DISCLOSURE
There are no reportable financial instruments that have any off-balance sheet risk as of December 31, 2000.

7.)  SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at December 31, 2000 was the same as identified cost.

At December 31, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                                  Net Appreciation
            Appreciation      (Depreciation)       (Depreciation)
             $20,414,016       $(8,278,935)         $12,135,081

8 )  DISTRIBUTIONS
During the 6 months ended December 31, 2000, distributions of $1,527,837 was paid from net investment income and $5,528,805 was paid from realized short and long-term capital gains.